Bank of South Carolina Corporation 10-K

Exhibit 10.9

ASSIGNMENT AND ASSUMPTION OF LEASE

STATE OF SOUTH CAROLINA
COUNTY OF CHARLESTON

This Assignment and Assumption of Lease (the “Assignment”), dated as of April 14, 2015 (the “Effective Date”), is by and between HIGHWAY 78 FRONTAGE TRACTS, LLC (“Assignor”), and SUNSET SOUTHSTAR, LLC (“Assignee”).

WHEREAS, Assignor is presently the holder of the lessor’s interest under the lease, (the “Lease”) listed on Exhibit A attached hereto and by this reference incorporated herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

1. Assignment. As of the Effective Date, Assignor hereby assigns, conveys, transfers and sets over unto Assignee all of Assignor’s right, title and interest in, to and under the Lease, including, without limitation, all of Assignor’s right, title and interest in and to security, cleaning or other deposits and in and to any claims for rent, arrears rent or any other claims arising under the Lease against any lessee thereunder, subject to the rights of the lessees under the Lease.

2. Assumption. Assignee hereby assumes and agrees to pay all sums, and perform, fulfill and comply with all covenants and obligations, which are to be paid, performed, fulfilled and complied with by the lessor under the Lease, from and after the Effective Date.

3. Assignee’s Indemnification of Assignor. Assignee shall and does hereby indemnify Assignor against, and agrees to hold Assignor harmless of and from, all liabilities, obligations, actions, suits, proceedings or claims, and all losses, costs and expenses, including but not limited to reasonable attorneys’ fees, arising as a result of any act, omission or obligation of Assignee arising or accruing with respect to the Lease and occurring or alleged to have occurred after the Effective Date.

4. Assignor’s Indemnification of Assignee. Assignor shall and does hereby indemnify Assignee against, and agrees to hold Assignee harmless of and from, all liabilities, obligations, actions, suits, proceedings or claims, and all losses, costs and expenses, including but not limited to reasonable attorneys’ fees, arising as a result of any act, omission or obligation of Assignor arising or accruing with respect to the Lease and occurring or alleged to have occurred on or prior to the Effective Date.

5. Binding Effect. This Assignment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

6. Counterparts. The parties agree that this Assignment may be executed by the parties in one or more counterparts and each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURES ON FOLLOWING PAGE]

[SIGNATURE PAGE - ASSIGNMENT AND ASSUMPTION OF LEASE]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the date set forth above.

WITNESSES:	Assignor:

Highway 78 Frontage Tracts, LLC

	By:	Weber USA Corporation, its sole member

By:
Eric Meyer, President

STATE OF SOUTH CAROLINA
Acknowledgment
COUNTY OF

I, a Notary Public for South Carolina, do hereby certify that Eric Meyer, as President of Weber USA Corporation, sole member of Highway 78 Frontage Tracts, LLC, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official seal this the 13th day of April , 2015.

Notary Public for South Carolina

My Commission Expires:
1/31/2024

[SIGNATURE PAGE - ASSIGNMENT AND ASSUMPTION OF LEASE]

WITNESSES:	Assignee:

Sunset Southstar, LLC

By:
	Name:	E. Blanton Hamilton, Jr.
	Its:	Manager

STATE OF SOUTH CAROLINA
Acknowledgment
COUNTY OF MECKLENBURG

I, a Notary Public for North Carolina, do hereby certify that E. Blanton Hamilton, Jr. as Manager of Sunset Southstar, LLC, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official seal this the 9th day of April , 2015.

Notary Public for North Carolina
My Commission Expires:
June 17, 2017

EXHIBIT A

TO

ASSIGNMENT AND ASSUMPTION OF LEASE

Lease Agreement by and between Weber USA Corporation, as agent for and sole member of Highway 78 Frontage Tracts, LLC, as Landlord, and The Bank of South Carolina, as Tenant, dated January 28, 2014

EXHIBIT B
TO

ASSIGNMENT AND ASSUMPTION OF LEASE

Property Description

All those certain pieces, parcels or lots of land, being shown as “NEW TRACT A-l-1” and “NEW TRACT A-1 -2” on that certain Plat prepared for Highway 78 Frontage Tracts, LLC by HLA Inc., dated April 25,2014 and recorded June 16,2014 in Book L14, Page 261 of the Charleston County RMC.